Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT
Dated as of June 21, 2016
AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this “Amendment”) among Computer Sciences Corporation, a Nevada corporation (the “Company”), the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Company, the banks, financial institutions and other institutional lenders from time to time party thereto (collectively, the “Lenders”) and the Agent have entered into an Amended and Restated Credit Agreement dated as of October 11, 2013 (as amended by Amendment No. 1 to the Credit Agreement dated as of April 21, 2016 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    The Company and the Majority Lenders desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a)    Section 1.01 is amended by adding the following definition in the appropriate alphabetical order:
“Non-Extending Lender” has the meaning specified in Section 2.16.
(b)    The definition of “Incremental Amount” in Section 1.01 is amended by (i) replacing the reference to “US$500,000,000” with “US$1,500,000,000” and (ii) adding to the end thereof a new parenthetical to read “(it being understood that the aggregate Commitments (including all Incremental Commitments) in effect at any time shall not exceed $4,000,000,000)”.
(c)    Section 2.16 is amended as follows:

1.	the expression “(each such Lender, a “Non-Extending Lender”)” is added immediately following the expression “for each Lender that is not an

Eligible Lender or a Consenting Lender” in clause (ii) of the fifth sentence thereof.

2.	the following proviso is added to the fifth sentence of Section 2.16:

a.
“provided that any Non-Extending Lender (including any direct or indirect assignee of any Non-Extending Lender) may, with the written consent of the Company, elect at any time prior to the Commitment Termination Date then applicable to its Commitments to consent to the Company’s prior Extension Request by delivering a written notice to such effect to the Company and the Agent, and upon the receipt by the Company and the Agent of such notice, the Commitment Termination Date of each such Non-Extending Lender shall be extended to the date indicated in the applicable Extension Request and such Non-Extending Lender shall be deemed to be a Consenting Lender for all purposes hereunder.”

(d)    Section 2.20(a) is amended by replacing the reference to “twice” with “four times” in the first sentence thereof.
SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment.
SECTION 3.    Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Section 4.01 of the Credit Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case it was correct as of such earlier date and (ii) no event has occurred and is continuing which constitutes an Event of Default or a Potential Event of Default.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 5.    Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPUTER SCIENCES CORPORATION,
By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Vice President and Finance and Corporate Treasurer

[Signature Page to CSC Amendment No. 2]

CITIBANK, N.A.,
as Agent and a Lender
By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President
BANK OF AMERICA, N.A.,
as a Lender
By /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender
By /s/ Lillian Kim
Name: Lillian Kim
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender
By /s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director
BARCLAYS BANK PLC,
as a Lender
By /s/ Sean Duggan
Name: Sean Duggan
Title: Assistant Vice President

[Signature Page to CSC Amendment No. 2]

ROYAL BANK OF CANADA,
as a Lender
By /s/ Mark Gronich
Name: Mark Gronich
Title: Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By /s/ David W. Kee
Name: David W. Kee
Title: Managing Director
THE BANK OF NOVA SCOTIA,
as a Lender
By /s/ Winston Lua
Name: Winston Lua
Title: Director
THE ROYAL BANK OF SCOTLAND PLC,
as a Lender
By /s/ Jeannine Pascal
Name: Jeannine Pascal
Title: Vice President
WELLS FARGO BANK, N.A.,
as a Lender
By /s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director
COMMERZBANK AG, NEW YORK BRANCH,
as a Lender
By__________________________
Name:
Title:
By__________________________
Name:
Title:

[Signature Page to CSC Amendment No. 2]

DANSKE BANK A/S,
as a Lender
By /s/ Merete Ryvald-Christensen
Name: Merete Ryvald-Christensen
Title: Chief Loan Manager
By /s/ Jesper Larsen
Name: Jesper Larsen
Title: Chief Loan Manager
DBS BANK LTD., LOS ANGELES AGENCY
as a Lender
By__________________________
Name:
Title:
GOLDMAN SACHS BANK USA,
as a Lender
By /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory
INTESA SANPAOLO S.P.A.,
as a Lender
By__________________________
Name:
Title:
By__________________________
Name:
Title:
LLOYDS BANK PLC,
as a Lender
By /s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President
By /s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

[Signature Page to CSC Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By /s/ Melanie Koseba
Name: Melanie Koseba
Title: Sr. Vice President

STANDARD CHARTERED BANK,
as a Lender
By /s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

THE BANK OF NEW YORK MELLON,
as a Lender
By /s/ David Wirl
Name: David Wirl
Title: Managing Director
U.S. BANK, NATIONAL ASSOCIATION,
as a Lender
By /s/ Richard J. Ameny Jr.
Name: Richard J. Ameny Jr.
Title: Vice President
MIZUHO BANK, LTD.,
as a Lender
By /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory
CAPITAL ONE, NA,
as a Lender
By /s/ Michelle Khalili
Name: Michelle Khalili
Title: SVP

[Signature Page to CSC Amendment No. 2]